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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 20, 2005
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                          SEQUOIA MORTGAGE TRUST 2005-2
     (as Depositor of Sequoia Mortgage Trust 2005-2, the Issuer of Mortgage Pass-Through Certificates under a Pooling and Servicing Agreement dated as of
                                February 1, 2005)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
          Delaware                     333-118832-07              35-2170972
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)
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              One Belvedere Place, Suite 330, Mill Valley, CA 94941
                    (Address of Principal Executive Offices)

                                  (415)381-1765
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

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
Item 8.01.   OTHER EVENTS

             Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2005-2 (the "Certificates").

             The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01.   Exhibits

             10.1 Monthly Payment Date Statement relating to the distribution to
                  Certificateholders, October 20, 2005.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2005

                                        SEQUOIA RESIDENTIAL FUNDING, INC.


                                        By: /s/ Harold F. Zagunis
                                            ------------------------------------
                                            Harold F. Zagunis
                                            Chief Financial Officer and
                                            Secretary

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                                  EXHIBIT INDEX

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Exhibit Number                                                       Page Number
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
10.1   Monthly Payment Date Statement relating to the
       distribution to Certificateholders October 20, 2005 .......        5
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